EXHIBIT 99.5



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                                  CWABS, INC.
                                   Depositor







                           WILMINGTON TRUST COMPANY
                                 Owner Trustee







                     ------------------------------------
                                TRUST AGREEMENT
                        Dated as of September 24, 2004
                     ------------------------------------



             CWABS REVOLVING HOME EQUITY LOAN TRUST, SERIES 2004-N



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                               Table of Contents


                                                                          Page
                                                                          ----

                                   ARTICLE I
                         DEFINITIONS AND CONSTRUCTION

Section 1.01.  Definitions.............................................1
Section 1.02.  Other Terms.............................................1
Section 1.03.  Rules of Construction...................................1

                                  ARTICLE II
                                 ORGANIZATION

Section 2.01.  Name....................................................1
Section 2.02.  Office..................................................1
Section 2.03.  Purposes and Powers.....................................1
Section 2.04.  Appointment of Owner Trustee............................1
Section 2.05.  Initial Capital Contribution of Assets..................1
Section 2.06.  Declaration of Trust....................................1
Section 2.07.  Liability of the Transferor.............................1
Section 2.08.  Title to Trust Property.................................1
Section 2.09.  Location of Trust.......................................1
Section 2.10.  Representations and Warranties of Depositor.............1

                                  ARTICLE III
                          THE TRANSFEROR CERTIFICATES

Section 3.01.  Initial Beneficiary of Trust............................1
Section 3.02.  Issuance of the Transferor Certificates.................1
Section 3.03.  Authentication of Transferor Certificates...............1
Section 3.04.  Registration of and Transfer and Exchange of Transferor
               Certificates............................................1
Section 3.05.  Mutilated, Destroyed, Lost, or Stolen Transferor
               Certificate.............................................1
Section 3.06.  Maintenance of Office or Agency.........................1
Section 3.07.  Persons Considered Certificateholders...................1
Section 3.08.  Access to List of Certificateholders' Names and
               Addresses...............................................1
Section 3.09.  Appointment of Certificate Paying Agent.................1
Section 3.10.  Restrictions on Transfer; Legends.......................1

                              ARTICLE IV
                       ACTIONS BY OWNER TRUSTEE

Section 4.01.  Prior Notice to Certificateholders Regarding Certain
               Matters.................................................1
Section 4.02.  Action by Certificateholders Regarding Certain Matters..1
Section 4.03.  Action by Certificateholders Regarding Bankruptcy.......1
Section 4.04.  Restrictions on Certificateholder's Power...............1
Section 4.05.  Majority Interest.......................................1


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                                   ARTICLE V
                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.  Application of Trust Funds..............................1
Section 5.02.  Method of Payment.......................................1

                                  ARTICLE VI
                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.  General Authority.......................................1
Section 6.02.  General Duties..........................................1
Section 6.03.  Action on Instruction...................................1
Section 6.04.  No Duties Except as Specified in the Trust Agreement
               or in Instructions......................................1
Section 6.05.  No Action Except Under Specified Documents or
               Instruction.............................................1
Section 6.06.  Restrictions............................................1

                                  ARTICLE VII
                           CONCERNING OWNER TRUSTEE

Section 7.01.  Acceptance of Trusts and Duties.........................1
Section 7.02.  Furnishing Documents....................................1
Section 7.03.  Representations and Warranties..........................1
Section 7.04.  Reliance; Advice of Counsel.............................1
Section 7.05.  Not Acting in Individual Capacity.......................1
Section 7.06.  Owner Trustee Not Liable for Transferor Certificates
               or Payment Obligations..................................1
Section 7.07.  Owner Trustee May Own Notes.............................1

                                 ARTICLE VIII
                         COMPENSATION OF OWNER TRUSTEE

Section 8.01.  Owner Trustee's Fees and Expenses.......................1
Section 8.02.  Indemnification of the Trust by the Transferor..........1
Section 8.03.  Payments to Owner Trustee...............................1

                                  ARTICLE IX
                        TERMINATION OF TRUST AGREEMENT

Section 9.01.  Termination of Trust Agreement..........................1

                                   ARTICLE X
            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01. Resignation or Removal of Owner Trustee.................1
Section 10.02. Successor Owner Trustee.................................1
Section 10.03. Merger or Consolidation of Owner Trustee................1
Section 10.04. Appointment of Co-Trustee or Separate Trustee...........1


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                                  ARTICLE XI
                                 MISCELLANEOUS

Section 11.01. Supplements and Amendments..............................1
Section 11.02. Limitations on Rights of Others.........................1
Section 11.03. Notices.................................................1
Section 11.04. Severability............................................1
Section 11.05. Separate Counterparts...................................1
Section 11.06. Successors and Assigns..................................1
Section 11.07. Nonpetition Covenant....................................1
Section 11.08. No Recourse.............................................1
Section 11.09. Headings................................................1
Section 11.10. Governing Law...........................................1
Section 11.11. Rule 144A Information...................................1


EXHIBITS

EXHIBIT A   Form of Certificate of Trust of Revolving
            Home Equity Loan Trust, Series 2004-N..............A-1
EXHIBIT B   Form of Series 2004-N Transferor Certificates......B-1
EXHIBIT C   Form of Representation Letter......................C-1


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     This TRUST AGREEMENT, dated as of September 24, 2004, between CWABS,
INC., a Delaware corporation, as Depositor, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee,

                                  WITNESSETH:

     WHEREAS, the parties to this Trust Agreement will create the CWABS Revolving Home Equity Loan Trust, Series 2004-N and provide for, among other things, the issuance of the Transferor Certificates;

     NOW, THEREFORE, the parties to this Trust Agreement agree as follows.


                                   ARTICLE I

                         DEFINITIONS AND CONSTRUCTION

      Section 1.01.     Definitions.

     Unless the context requires a different meaning, capitalized terms are used in this Trust Agreement as defined below.

     "Administration Agreement" means the Administration Agreement, dated as of September 29, 2004, entered into between the Administrator, the Indenture Trustee and the Trust.

     "Administrator" means Countrywide Home Loans, Inc. and its permitted successors and assigns.

     "Agreement" or "Trust Agreement" means this Trust Agreement.

     "Assets" means all assets and property of the Trust pursuant to the Sale And Servicing Agreement.

     "Certificate of Trust" means the Certificate of Trust in the form of Exhibit A to be filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

     "Certificateholder" means the registered holder of a Transferor Certificate issued in connection with the creation of the Trust.

     "Code" means the Internal Revenue Code of 1986.

     "Closing Date" means September 29, 2004.

     "Credit Enhancer" means Ambac Assurance Corporation and its permitted successors and assigns.


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     "ERISA" means the Employee Retirement Income Security Act of 1974.

     "Expenses" has the meaning assigned to it in Section 8.02.

     "Indemnified Parties" has the meaning assigned to it in Section 8.02.

     "Indenture" means the indenture, dated as of September 29, 2004 entered into between the Trust, and the Indenture Trustee, specifying the principal terms pursuant to which the Notes are issued.

     "Indenture Trustee" means JPMorgan Chase Bank and its permitted successors and assigns.

     "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever resulting in an encumbrance against real or personal property of a person, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any Financing Statement under the Uniform Commercial Code, as in effect in the relevant jurisdiction, or comparable law of any jurisdiction to evidence any of the foregoing.

     "Mortgage Loan" has the meaning given to it in the Sale and Servicing Agreement.

     "Noteholder" means a holder of one or more Notes.

     "Notes" means the notes issued by the Trust pursuant to the Indenture.

     "Opinion of Counsel" means a written opinion of counsel acceptable to the Owner Trustee and the counsel may be in-house counsel for the Depositor, its Affiliates, or the Transferor, which opinion shall be addressed, in addition to any other party specified in this Trust Agreement, to the Credit Enhancer.

     "Rating Agency Condition" has the meaning assigned to it in the Indenture.

     "Responsible Officer" means, any officer within the corporate trust department of the Owner Trustees, including any vice president, assistant vice president, managing director, treasurer, assistant treasurer, trust officer, or any other officer of the Owner Trustees who customarily performs functions similar to those performed by the persons who at the time are those officers, respectively, or to whom any corporate trust matter is referred because of the officer's knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Agreement or the Indenture.

     "Sale and Servicing Agreement" means the sale and servicing agreement, dated as of September 29, 2004, entered into between the Depositor, Countrywide Home Loans, Inc., as


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sponsor and master servicer, the Trust and the Indenture Trustee, pursuant to which, among other things, the Depositor transfers all its interests in the Mortgage Loans to the Trust.

     "Statutory Trust Statute" means the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.).

     "Transaction Documents" means collectively the Indenture and any other document designated in the Indenture as a "Transaction Document" for the purposes of this Agreement.

     "Transferor" means the holder of a Transferor Certificate of the Trust.

     "Transferor Certificate" means the certificate representing the interest in the Trust that is the right to receive any amounts available for distribution that are not allocable to the Notes and that is executed and authenticated in accordance with this Trust Agreement substantially in the form attached to this Trust Agreement as Exhibit B.

     "Transferor Certificate Register" means the register maintained by the Indenture Trustee pursuant to Section 3.04.

     "Trust" means the trust formed pursuant to this Trust Agreement.

     "Trust Agreement" means this Trust Agreement.

     Section 1.02. Other Terms.

     Defined terms include, as appropriate, all genders and the plural as well as the singular.

     Section 1.03. Rules of Construction.

     Except as otherwise expressly provided in this Trust Agreement or unless the context otherwise clearly requires:

     (a) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Trust Agreement, such as "Section 3.01(B)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Trust Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Trust Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Trust Agreement.

     (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Trust Agreement.

     (c) Any party may execute any of the requirements under this Trust Agreement either directly or through others, and the right to cause something to be done rather than doing it


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directly shall be implicit in every requirement under this Trust Agreement.
Unless a provision is restricted as to time or limited as to frequency, all provisions under this Trust Agreement are implicitly available from time to time.

     (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

     (e) A reference to "a thing" or "any of a thing" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any of a thing" is any and all of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until something occurs" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has past. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably.

     (f) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Trust Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Trust Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions contained in this Trust Agreement shall control. Capitalized terms used in this Trust Agreement without definition that are defined in the Uniform Commercial Code are used in this Trust Agreement as defined in the Uniform Commercial Code.

     (g) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the word "from" or "beginning" means "from and including," the word "after" means "from but excluding," the words "to" or "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "on or before." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

     (h) Any reference to the enforceability of any agreement against a party means that it is enforceable, subject as to enforcement against the party, to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.


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                                  ARTICLE II

                                 ORGANIZATION

     Section 2.01. Name.

     This Trust shall be known as "CWABS Revolving Home Equity Loan Trust, Series 2004-N," in which name the Owner Trustee may issue Notes and otherwise conduct the business of the Trust.

     Section 2.02. Office.

     The office of the Trust shall be in care of the Owner Trustee at "Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention:
Corporate Trust Administration" or at any other address in the State of Delaware that the Owner Trustee may designate by written notice to the Depositor.

     Section 2.03. Purposes and Powers.

      (a) The Trust is authorized to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture;

          (ii) to issue the Transferor Certificates pursuant to this Trust Agreement;

          (iii) to Grant the Assets to the Indenture Trustee pursuant to the Indenture;

          (iv) to distribute to the Transferor pursuant to this Trust Agreement the Transaction Documents, any portion of the Assets released from the Lien of the Indenture and any other amounts provided for in the Sale and Servicing Agreement;

          (v) to enter into and perform its obligations under the Transaction Documents to which it becomes a party;

          (vi) to engage in those activities, including entering into agreements, that are appropriate to accomplish any of the foregoing or are incidental to them; and

          (vii) subject to compliance with the Transaction Documents, to engage in any other activities appropriate to conserve the Assets and make distributions to any Transferor and the holders of Notes.

     The Trust shall not engage in any activity other than in connection with the foregoing activities or other than as required or authorized by this Trust Agreement or the other Transaction Documents.

     Section 2.04. Appointment of Owner Trustee.

     The Depositor appoints the Owner Trustee as trustee of the Trust effective as of the date of this Trust Agreement to have all the rights and obligations in this Trust Agreement.


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     Section 2.05. Initial Capital Contribution of Assets.

     The Depositor hereby remits to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor of the foregoing contribution. The Depositor shall pay organizational expenses of the Trust as they may arise or shall promptly reimburse the Owner Trustee on request for any such expenses paid by the Owner Trustee.

     Section 2.06. Declaration of Trust.

     The Owner Trustee hereby declares that it will hold the Assets on the terms of this Agreement, for the benefit of the Transferor, subject to the obligations of the Trust under the Transaction Documents. The Trust is a statutory trust under the Statutory Trust Statute and this Trust Agreement is the governing instrument of the statutory trust. The Owner Trustee shall have all rights and obligations in this Trust Agreement and in the Statutory Trust Statute for accomplishing the purposes of the Trust. The Owner Trustee shall file with the Secretary of State of the State of Delaware a Certificate of Trust of the Trust.

     Section 2.07. Liability of the Transferor.

     Except to the extent otherwise provided in this Trust Agreement or in the other Transaction Documents, the Transferor shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

     Section 2.08. Title to Trust Property.

     Legal title to all the Assets shall be vested in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Assets to be vested in a trustee, in which case title shall be vested in the Owner Trustee or any co-trustee or separate trustee, as the case may be.

     Section 2.09. Location of Trust.

     The Trust will be located in Delaware and administered in Delaware. Any bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in Delaware or Illinois. The Trust shall not have any employees in any State other than Delaware. Nothing in this Trust Agreement shall restrict the Owner Trustee from having employees within or without Delaware. Payments will be received by the Trust only in Delaware, Illinois, or California, and payments will be made by the Trust only from Delaware or Illinois.

     Section 2.10. Representations and Warranties of Depositor.

      The Depositor represents and warrants to the Owner Trustee as of the date of this Agreement, and as to any Transaction Document, as of its date that:

     (a) Organization and Good Standing. The Depositor is a corporation duly organized and validly existing under the laws of Delaware, with full power and authority to own its properties and to conduct its business as presently owned or conducted and to execute, deliver, and perform this Agreement and any other document related to this Agreement to which it is a party and to perform its obligations as contemplated by them.


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      (b) Due Qualification. The Depositor is duly qualified to do business as a Delaware corporation in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain required licenses or approvals would have a material adverse effect on its ability to perform its obligations under this Agreement and the Transaction Documents to which the Depositor is a party.

     (c) Due Authorization; Enforceability. The Depositor has full power and authority to execute, deliver, and perform this Agreement and the Transaction Documents to which it is a party and to carry out their respective terms. The Depositor has full power and authority to sell and assign the Assets. The execution, delivery, and performance by the Depositor of this Agreement and the Transaction Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary action. This Agreement and the Transaction Documents executed by the Depositor have been duly executed and delivered and constitute the valid and legally binding obligations of the Depositor enforceable against the Depositor in accordance with their terms.

     (d) No Conflict. The Depositor's execution and delivery of this Agreement and the Transaction Documents to which the Depositor is a party, performance of the transactions contemplated by them, and fulfillment of their terms applicable to the Depositor do not conflict with any requirements of law applicable to the Depositor or conflict with, result in any breach of any of the provisions of, or with or without notice or lapse of time constitute a default under, any indenture, contract, or other instrument to which the Depositor is a party or by which it or its properties are bound.

     (e) Consents. No authorization, consent, license, order, or approval of or registration or declaration with, any governmental authority is required to be obtained, effected, or given by the Depositor in connection with the execution and delivery of this Agreement or the Transaction Documents by the Depositor or its performance of its obligations under any of them or the transactions contemplated by any of them, or the transfer of the Assets to the Trust.

     (f) Litigation. No actions, proceedings, or investigations are pending or, to the best of the Depositor's knowledge, threatened against the Depositor before any governmental authority having jurisdiction over the Depositor

          (i) asserting the invalidity of this Agreement or any other Transaction Documents to which the Depositor is a party,

          (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Documents to which the Depositor is a party,

          (iii) seeking any determination that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Documents to which the Depositor is a party, or


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          (iv) seeking to affect adversely the income tax attributes of the
     Trust under the United States federal or New York State or Delaware income tax law.


                                  ARTICLE III

                          THE TRANSFEROR CERTIFICATES

     Section 3.01. Initial Beneficiary of Trust.

     Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Transferor
Certificates, the Depositor shall be the sole beneficiary of the Trust.

     Section 3.02. Issuance of the Transferor Certificates.

     (a) On the Closing Date, the Trust will issue one class of Certificates designated as the "Revolving Home Equity Loan Asset Backed Transferor Certificates, Series 2004-N" (the "Transferor Certificates") pursuant to the provisions of this Trust Agreement and deliver them to the order of the Depositor when authenticated.

     (b) The Transferor Certificates will be issued in definitive, fully registered form and will be substantially in the form of Exhibit B. The Transferor Certificates will, on the Closing Date, be executed, authenticated, and delivered by the Owner Trustee to the order of the Depositor concurrently with the transfer of the Mortgage Loans to the Trust.

     (c) The Transferor Certificates will be executed by manual or facsimile signature on behalf of the Owner Trustee by an authorized officer. Transferor Certificates bearing the manual or facsimile signatures of individuals who were, at the time their signatures were affixed, authorized to sign on behalf of the Owner Trustee shall bind the Trust, notwithstanding that any of them have ceased to be so authorized before the authentication and delivery of the Transferor Certificates or did not hold such offices at the date of the Transferor Certificate. The Transferor Certificates will not be book-entry certificates.

     Section 3.03. Authentication of Transferor Certificates.

     No Transferor Certificate shall be entitled to any benefit under this Trust Agreement, or be valid for any purpose, unless the Transferor Certificate is manually authenticated by the Owner Trustee substantially in the form provided in this Agreement, and the authentication on any Transferor Certificate will be conclusive evidence, and the only evidence, that the Transferor Certificate has been duly authenticated and delivered. All Transferor Certificates shall be dated the date of their authentication.

     The Trust initially appoints the Indenture Trustee to act as the authentication agent of the Owner Trustee. All references to the authentication of the Transferor Certificates shall be considered to include the authentication agent.


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     Section 3.04. Registration of and Transfer and Exchange of Transferor
Certificates.

     The Trust shall keep a Transferor certificate register (the "Certificate Register") in which, subject to any reasonable regulations it may prescribe, the Trust shall provide for the registration of the Transferor Certificates and, to the extent permitted by this Trust Agreement, of transfers and exchanges of the Transferor Certificates. The certificate registrar (the "Certificate Registrar") is initially the Indenture Trustee.

     Whenever any Transferor Certificate is surrendered for registration of transfer at the office or agency of the Certificate Registrar maintained for that purpose and the conditions of this Section have been satisfied, the Owner Trustee, on behalf of the Trust, shall execute, authenticate, and deliver in the name of the designated transferees, one or more new Transferor Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent.

     At the option of its Holder, each Transferor Certificate may be exchanged for other Transferor Certificates, in authorized denominations of a like aggregate amount, by surrendering the Transferor Certificate to be exchanged at the office or agency of the Certificate Registrar maintained for that purpose.

     Every Transferor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a fully completed representation letter, substantially in the form of Exhibit C, delivered at the expense of the Certificateholder, and duly executed by the Certificateholder or an attorney-in-fact for the Certificateholder duly authorized in writing. Each Holder of a Transferor Certificate must satisfy the transfer restrictions in the representation letter. Each Transferor Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for the registration of transfer or exchange of any Transferor Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Transferor Certificate.

     The preceding provisions of this Section notwithstanding, the Owner Trustee need not transfer or exchange, and the Certificate Registrar need not register transfers or exchanges, of Transferor Certificates during the fifteen days preceding the due date for any payment on the Transferor Certificates.

     The Certificate Registrar shall at all times maintain an office or agency where Transferor Certificates may be surrendered for registration of transfer or exchange.


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     Section 3.05. Mutilated, Destroyed, Lost, or Stolen Transferor
Certificate.

     If (a) the Owner Trustee receives evidence to its satisfaction of the destruction, loss, or theft of a Transferor Certificate and the Owner Trustee receives the security or indemnity it requires to hold it harmless or (b) any mutilated Transferor Certificate is surrendered to the Owner Trustee, then in the absence of notice that the Transferor Certificate has been acquired by a Protected Purchaser, the Owner Trustee shall execute, authenticate, and deliver, in exchange for or in lieu of the mutilated, destroyed, lost, or stolen Transferor Certificate, a new Transferor Certificate of like tenor and denomination. The Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on the issuance of the new Transferor Certificate under this Section. Any duplicate Transferor Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Transferor Certificate is found.

     Section 3.06. Maintenance of Office or Agency.

     The Trust shall maintain an office or agency where notices and demands on the Trust regarding the Transferor Certificates and the Transaction Documents may be served. The Trust initially designates Indenture Trustee as its office for those purposes. The Owner Trustee shall give prompt written notice to the Certificateholders of the location, and any change in the location, of this office or agency. If the Trust ever fails to maintain this office or agency, then presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office of the Owner Trustee.

     Section 3.07. Persons Considered Certificateholders.

     Before due presentation of a Transferor Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, and any paying agent for the Transferor Certificates shall treat the person in whose name any Transferor Certificate is registered in the Certificate Register as the owner of the Transferor Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any paying agent for the Transferor Certificates shall be bound by any notice to the contrary.

     Section 3.08. Access to List of Certificateholders' Names and Addresses.

     The Certificate Registrar shall furnish to the Depositor or the Owner Trustee a list of the names and addresses of the Transferor Certificateholders as of the most recent Record Date within fifteen days after receipt by the Certificate Registrar of a written request for it from the Depositor or the Owner Trustee.

     Section 3.09. Appointment of Certificate Paying Agent.

     The paying agent for the Transferor Certificates shall make distributions to the holder of each Transferor Certificate pursuant to this Trust Agreement and shall report the amounts of those distributions to the Owner Trustee. The Administrator, on behalf of the Trust, may remove the Certificate Paying Agent if the Administrator determines in its sole discretion that the Certificate Paying Agent has failed to perform its obligations under this Agreement in any


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material respect. The Certificate Paying Agent initially shall be the
Indenture Trustee. The Certificate Paying Agent shall be permitted to resign as Certificate Paying Agent on thirty days' written notice to the Owner Trustee. If the Indenture Trustee is no longer the Certificate Paying Agent, the Administrator shall appoint a bank or trust company as successor to act as Certificate Paying Agent. The Administrator shall cause the successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Administrator to execute and deliver to the Trust an instrument in which the successor Certificate Paying Agent or additional Certificate Paying Agent agrees with the Trust that, as Certificate Paying Agent, the successor Certificate Paying Agent or additional Certificate Paying Agent will hold any sums held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled to them until those sums are paid to the appropriate Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Trust, and upon removal of a Certificate Paying Agent, the Certificate Paying Agent shall also return all funds in its possession to the Trust. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-Certificate Paying Agent unless the context requires otherwise.

     Section 3.10. Restrictions on Transfer; Legends.

     (a) The Transferor Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated, or otherwise conveyed
(collectively, for purposes of this Section and any other Section referring to the Transferor Certificates, "transferred" or a "transfer") only in accordance with this Section.

     (b) No transfer of a Transferor Certificate will be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. Except for the initial issuance of a Transferor Certificate to the Transferor (and any subsequent transfer by that Transferor to one of its Affiliates), the Owner Trustee will require either:

          (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

          (ii) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

     The holder of a Transferor Certificate desiring to effect a transfer shall indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

     (c) No transfer of an interest in a Transferor Certificate will be made unless the Owner Trustee has received either:

          (i) a representation letter from the proposed Transferor, acceptable to and in form and substance satisfactory to the Owner Trustee, to the effect that the proposed Transferor is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of, or investing plan assets of, any such plan, which representation letter shall not be an expense of the Owner Trustee; or

          (ii) an Opinion of Counsel acceptable to the Owner Trustee to the effect that the purchase or holding of the Transferor Certificate will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Owner Trustee to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor;

except that, in the case of the initial issuance of a Transferor Certificate to the Transferor (and any subsequent transfer by the Transferor to one of its Affiliates), the representation in clause (i) shall be deemed to have been made.

     (d) No transfer of an interest in a Transferor Certificate after its initial issuance will be made unless:

          (i) the proposed Transferor is organized and existing under the laws of the United States or any State and expressly assumes the performance of every obligation of the existing Transferor under this Agreement and the other Transaction Documents pursuant to an agreement acceptable to the Owner Trustee,

          (ii) the existing Transferor delivers to the Owner Trustee an Officer's Certificate stating that the transfer complies with this
     Section 3.10 and that all the conditions in this Section 3.10 have been complied with, and an Opinion of Counsel stating that all the conditions in this Section 3.10 have been complied with;

          (iii) the Rating Agency Condition is satisfied with respect to the transfer;

          (iv) the proposed Transferor delivers to the Owner Trustee an Opinion of Counsel to the effect that

               (A) the transfer will not adversely affect the characterization of the Notes after the transfer as debt for federal and applicable State income tax purposes,

               (B) the transfer will not result in the Trust being subject to tax at the entity level for federal or applicable State tax purposes,

               (C) the transfer will not have any material adverse effect on the federal or applicable State income taxation of any Holder of the Notes or any person who is the beneficial owner of a book-entry Note, and

               (D) the transfer will not result in the Trust being characterized as a taxable mortgage pool as defined in Section 7701(i) of the Code;

          (v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the Mortgage Loans and the other Assets has been taken or made; and

          (vi) the proposed Transferor agrees to the obligations imposed pursuant to Section 3.11.

     The requirement that the proposed Transferor be organized and existing under the laws of the United States or any State shall not apply if the Rating Agency Condition (without regard to the Policy, as defined in the Indenture) has been satisfied taking that into account.

     (e) Each Transferor Certificate shall bear a legend substantially in the following form:

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with
Section 3.10 of the Trust Agreement related to CWABS Revolving Home Equity Loan Trust, Series 2004-N. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Code, as amended, or a person acting on behalf of or using the assets of any such plan; or an opinion of counsel in accordance with Section 3.10(c) of the Trust Agreement related to CWABS Revolving Home Equity Loan Trust, Series 2004-N. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

     (f) No Transferor Certificate shall be transferred except to (i) the Master Servicer, the Transferor, the Depositor, or the Trust (or an affiliate of any of them) or (ii) a qualified institutional buyer (as defined in Rule 144A under the Securities Act). Each person (other than the Master Servicer, the Transferor, or the Trust (or an affiliate of them)) to whom a Transferor Certificate is proposed to be transferred will be required to certify to the Transferor, the Trust, and the Certificate Registrar that it is a qualified institutional buyer.

     (g) Notwithstanding anything in this Trust Agreement to the contrary, the Depositor, without the consent of any Noteholder or Certificateholder, may amend this Section 3.10 with the consent of the Credit Enhancer if it receives an Opinion of Counsel to the effect that the amendment will not adversely affect in any material respect

          (i) the tax characterization of the outstanding Notes and Transferor Certificates for federal or applicable state income tax purposes,

          (ii) the characterization of the Trust as an entity that is not a publicly traded partnership or other business entity taxable as a corporation for United States federal income tax purposes and will not result in a United States federal withholding tax being imposed on the Trust, or

          (iii) the Trust's exemptions from any registration requirement of the federal securities laws.


                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

     Section 4.01. Prior Notice to Certificateholders Regarding Certain
Matters.

     (a) The Owner Trustee shall give the Certificateholders thirty days' written notice before taking any of the following actions on behalf of the Trust. Within thirty days of the date of the notice the Certificateholders may instruct the Owner Trustee in writing not to take the proposed action or may provide alternative direction. Thirty days after giving the notice, if the Owner Trustee has not been instructed otherwise by the holder of the Transferor Certificate, then the Owner Trustee may:

          (i) initiate any claim or lawsuit by the Trust, or compromise any action, claim, or lawsuit brought by or against the Trust;

          (ii) file an amendment to the Certificate of Trust;

          (iii) amend the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (iv) amend the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required, but the amendment materially adversely affects the interests of the Certificateholders;

          (v) amend the Administration Agreement; and

          (vi) appoint a successor Certificate Paying Agent, Certificate Registrar, Administrator, or Indenture Trustee under the Indenture, or consent to the assignment by the Transfer Agent and Registrar, Administrator, or Indenture Trustee of its obligations under the Indenture.

     If the Trust has more than one holder of its Transferor Certificates, then the Holders may only give instructions that are agreed to by the majority of the Holders (based on the holders' percentage ownership of the entire Transferor Certificate Interest).

     (b) Notwithstanding Section 4.01(a), without prior notice to the Certificateholders the Owner Trustee may, on behalf of the Trust:

          (i) initiate a claim or lawsuit by the Trust for collection of Assets;

          (ii) file an amendment to the Certificate of Trust whenever the amendment is required by the Statutory Trust Statute; or

          (iii) amend the Administration Agreement to cure any ambiguity or mistake or effect any other amendment that would not materially adversely affect the interests of the Certificateholders.

     The foregoing provisions of this Section 4.01 do not create a duty on the part of the Owner Trustee to take any of the actions described above.

     Section 4.02. Action by Certificateholders Regarding Certain Matters.

     Except when directed by the Certificateholders and with the prior written consent of the Credit Enhancer in the case of (a), (b), or (c) below, the Owner Trustee may not (a) remove the Administrator pursuant to Section 7(c) of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 7(e) of the Administration Agreement, (c) remove the Master Servicer under the Sale and Servicing Agreement, or (d) except as expressly provided in the Indenture, sell Assets after the termination of the Indenture.

     Section 4.03. Action by Certificateholders Regarding Bankruptcy.

     Except upon delivery to the Owner Trustee by each Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Trust is insolvent, the Owner Trustee may not commence a voluntary proceeding in bankruptcy relating to the Trust.

     Section 4.04. Restrictions on Certificateholder's Power.

     A Certificateholder shall not direct the Owner Trustee to take or to refrain from taking any action if that action or inaction would be contrary to any obligation of the Trust, or the Owner Trustee under this Trust Agreement or any of the other Transaction Documents or would be contrary to Section
2.03. The Owner Trustee shall not be obligated to follow that direction if given.

     Section 4.05. Majority Interest.

     Except as expressly provided in this Trust Agreement, any action that may be taken by the Certificateholders under this Trust Agreement shall be taken by Certificateholders by a majority of the holders voting per capita.


                                   ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     Section 5.01. Application of Trust Funds.

     (a) On each Distribution Date, the Certificate Paying Agent shall distribute to the Transferor Certificateholders pro rata (based on each holder's percentage ownership of the entire Transferor Certificate interest) any funds made available to it under Section 8.03 of the Indenture. Distributions to each Transferor Certificateholder shall be made by wire transfer of immediately available funds to the Transferor Certificateholder's account at a bank or other entity having appropriate facilities. If appropriate notice of wiring instructions is not given by any Transferor Certificateholder, then distribution to that Transferor Certificateholder shall be by check mailed to the Transferor Certificateholder at its address as it appears on the Certificate Register.

     (b) If any withholding tax is imposed on the Trust's payment (or allocations of income) to the Certificateholders, the withholding tax shall reduce the amount otherwise distributable to the Certificateholders in accordance with this Section. The Certificate Paying Agent is authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust. This authorization shall not prevent the Certificate Paying Agent from contesting any tax in appropriate proceedings and withholding payment of the tax pending the outcome of the proceedings if permitted by law. The amount of any withholding tax imposed on any distributions shall be treated as cash distributed to the Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If withholding tax might be payable on a distribution to a non-U.S. Certificateholder, the Certificate Paying Agent may in its sole discretion withhold an appropriate amount to cover that possibility.

     Section 5.02. Method of Payment.

     Distributions required to be made to a Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of the Certificateholder at a bank or other entity having appropriate facilities if the Certificateholder so notifies the Certificate Registrar in writing at least five Business Days before the Payment Date. If appropriate notice is not given by a Certificateholder, then distributions to that Certificateholder shall be by check mailed to it at its address in the Certificate Register.


                                  ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

     Section 6.01. General Authority.

     The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Trust is to be a party and each other document contemplated by the Transaction Documents in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution of it. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions permitted or required of the Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized to take any action the Administrator recommends regarding the Transaction Documents.

     Section 6.02. General Duties.

     The Owner Trustee shall discharge all of its responsibilities pursuant to this Agreement and the other Transaction Documents to which the Trust is a party and administer the Trust in the interest of the Certificateholders, subject to this Agreement and the other Transaction Documents. The Owner Trustee shall be considered to have discharged its obligations under this Trust Agreement and the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust under this Agreement or any other Transaction Document. The Owner Trustee shall not be liable for the failure of the Administrator to carry out its obligations under the Administration Agreement or the other Transaction Documents.

     The Administrator shall prepare and file any federal, state, or local income and franchise tax return for the Trust as well as any other applicable return and apply for a taxpayer identification number on behalf of the Trust. If the Trust is required pursuant to an audit or administrative proceeding or change in applicable regulations to file federal, state, or local tax returns, the Administrator shall prepare and file any tax returns required to be filed by the Trust. The Owner Trustee shall promptly sign the returns and deliver the returns after signature to the Administrator and the returns shall be filed by the Administrator.

     Section 6.03. Action on Instruction.

     (a) Subject to Article IV and in accordance with the Transaction Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

     (b) The Owner Trustee is not required to take any action under this Agreement or any other Transaction Document if the Owner Trustee reasonably determines, or is advised by counsel, that the action (i) is likely to result in liability on the part of the Owner Trustee, (ii) is contrary to the terms of this Agreement or of any other Transaction Document, or (iii) is contrary to law.

     (c) Whenever the Owner Trustee is (i) unable to decide between alternative courses of action under this Agreement or any other Transaction Document, (ii) unsure about the application of any provision of this Agreement or any other Transaction Document or it appears to be in conflict with any other applicable provision, or (iii) if this Agreement permits any determination by the Owner Trustee or is silent or is incomplete about the course of action that the Owner Trustee is required to take regarding a particular set of facts, the Owner Trustee may give appropriate notice to the Certificateholders requesting instruction and, if the Owner Trustee in good faith follows any instructions it receives, the Owner Trustee shall not be liable to the Certificateholders on account of its action or inaction. If the Owner Trustee has not received appropriate instruction within ten days of the notice (or within any shorter period necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action not inconsistent with this Agreement or the other Transaction Documents that it deems to be in the best interests of the Certificateholders, and shall have no liability to the Certificateholders for its action or inaction.

     (d) The Owner Trustee may enter into any amendment of any Transaction Document as to which the Rating Agency Condition is satisfied (without regard to the Policy, as defined in the Indenture), and when so requested by the Certificateholders, the Owner Trustee shall enter into any amendment of any Transaction Documents:

          (i) that does not impose further obligations or liabilities on the Owner Trustee,

          (ii) that the Credit Enhancer has consented to, and

          (iii) as to which either the Rating Agency Condition is satisfied or Holders of not less than 662/3% of the aggregate Outstanding Amount of the Notes have consented.

     Section 6.04. No Duties Except as Specified in the Trust Agreement or in Instructions.

     The Owner Trustee shall not have any duty to manage, make any payment on, register, record, sell, dispose of, or otherwise deal with any Assets, or to otherwise take or refrain from taking any action under any document contemplated by this Agreement or any other Transaction Document to which the Trust is a party, except as expressly provided by this Agreement or in any written instruction received by the Owner Trustee under Section 6.03. No implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any Financing or Continuation Statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it under the Sale and Servicing Agreement or to prepare or file any filing with the Securities and Exchange Commission for the Trust or to record this Agreement or any other Transaction Document. Wilmington Trust Company, in its individual capacity, shall, at its own cost and expense, promptly take all action necessary to discharge any liens on any part of any Assets resulting from actions by, or claims against, Wilmington Trust Company, in its individual capacity, that are not related to the ownership or the administration of the Assets.

     Section 6.05. No Action Except Under Specified Documents or Instructions.

     The Owner Trustee shall not manage, control, use, sell, dispose of, or otherwise deal with any part of any Assets, except as provided in this Agreement, pursuant to the other relevant Transaction Documents, and in accordance with any instruction delivered to the Owner Trustee pursuant to
Section 6.03.

     Section 6.06. Restrictions.

     The Owner Trustee shall not take any action that is inconsistent with the stated purposes of the Trust in Section 2.03. The Certificateholders, by their acceptance of their Transferor Certificates, agree not to direct the Owner Trustee to take action that would violate the Agreement or any other Transaction Document.

                                  ARTICLE VII

                           CONCERNING OWNER TRUSTEE

     Section 7.01. Acceptance of Trusts and Duties.

      The Owner Trustee accepts the trusts created by this Trust Agreement and agrees to perform its duties under it. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of any Assets on the terms of the Transaction Documents. The Owner Trustee shall not be accountable under this Agreement or any other Transaction Document under any circumstances except (i) for its own willful misconduct or gross negligence or
(ii) for the inaccuracy of any representation or warranty contained in Section
7.03. In particular, but not in limitation (and subject to the exceptions in the preceding sentence):

     (a) The Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee.

     (b) The Owner Trustee shall not be liable regarding any action taken or omitted to be taken by it in accordance with instructions from the Administrator or the Certificateholders.

     (c) No provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights under this Agreement or any other Transaction Document if the Owner Trustee has reasonable grounds for believing that repayment of those funds or adequate indemnity against the risk or liability is not reasonably assured to it.

     (d) Under no circumstances shall the Owner Trustee be liable for indebtedness under any of the Transaction Documents, including the principal and interest on any of Notes.

     (e) The Owner Trustee shall not be responsible for the validity or sufficiency of this Trust Agreement or for its due execution by the Depositor or for the form, character, genuineness, sufficiency, value, or validity of any of the Assets, or for the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Transferor Certificates.

     (f) The Owner Trustee shall not be liable to any Noteholder or Certificateholder, other than as expressly provided for in this Agreement or expressly agreed to in the other Transaction Documents.

     (g) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Indenture Trustee, the Administrator, or the Master Servicer under any of the Transaction Documents or otherwise. The Owner Trustee shall have no duty to perform the obligations of the Trust or the Owner Trustee or any other person under this Agreement or the other Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Master Servicer under the Sale and Servicing Agreement, or the Depositor under the Sale and Servicing Agreement, or any other person under any other Transaction Document.

     (h) The Owner Trustee need not exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or any other Transaction Document or otherwise, at the request, order, or direction of the Certificateholders, unless one or more Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs and liabilities that may be incurred by the Owner Trustee thereby.

     (i) The right of the Owner Trustee to perform any discretionary act in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable other than for its gross negligence or willful misconduct in the performance of any discretionary act.

     Section 7.02. Furnishing Documents.

     The Owner Trustee shall furnish to the Certificateholders, promptly on written request, copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to the Owner Trustee under the Transaction Documents.

     Section 7.03. Representations and Warranties.

     Wilmington Trust Company hereby represents and warrants to the Depositor that:

     (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver, and perform its obligations under this Trust Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf.

     (c) Neither the execution and delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated by this Trust Agreement, nor compliance by it with any of the provisions of this Trust Agreement will contravene any federal or Delaware law, governmental rule, or regulation governing the banking or trust powers of the Owner Trustee, or any judgment or order binding on it, or constitute a default under its charter documents or bylaws.

     Section 7.04. Reliance; Advice of Counsel.

     (a) The Owner Trustee shall not be liable to anyone in acting under this Trust Agreement on any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine or believed by it to be signed by the proper parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that the resolution has been duly adopted and that it is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed in this Agreement, the Owner Trustee may for all purposes of this Agreement conclusively rely on a certificate, signed by a Responsible Officer of the relevant party, as to the fact or matter, and that certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance on it.

     (b) In the exercise or administration of the trusts under this Agreement and in the performance of its obligations under this Agreement or the other Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys under agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of those agents or attorneys if they were selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants, and other skilled persons it selects with reasonable care. The Owner Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants, or other persons.

     Section 7.05. Not Acting in Individual Capacity.

     Except as provided in this Article, (i) in acting in the capacity of Owner Trustee pursuant to the trusts created by this Agreement, Wilmington Trust Company acts solely as Owner Trustee under this Agreement and not in its individual capacity, and (ii) all persons having any claim against the Owner Trustee under this Agreement or any other Transaction Document shall look only to the Assets for payment or satisfaction of that claim.

     Section 7.06. Owner Trustee Not Liable for Transferor Certificates or Payment Obligations.

     The recitals contained in this Agreement and in the Transferor Certificates (other than the signature and authentication of the Owner Trustee on the Transferor Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for their correctness. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Transaction Document, of the Transferor Certificates (other than the signature and authentication of the Owner Trustee on the Transferor Certificates), of any Mortgage Loan or related documents. The Owner Trustee shall not have any responsibility for

          (i) the legality, validity, and enforceability of any Mortgage Loan, or

          (ii) the perfection and priority of any security interest created in any Mortgage Loan or the maintenance of that perfection and priority, or

          (iii) the sufficiency of the Assets or their ability to generate the payments to be distributed under this Agreement or the Noteholders under the Indenture, or

          (iv) the performance or enforcement of any Mortgage Loan, or

          (v) the compliance by the Depositor or the Master Servicer with any warranty or representation made under any Transaction Document or in any related document, or

          (vi) any action of the Administrator, the Indenture Trustee, or the Master Servicer or any subservicer taken in the name of the Owner Trustee.

     Section 7.07. Owner Trustee May Own Notes.

     Wilmington Trust Company in its individual or any other capacity may become the owner or pledgee of the Notes and may deal with the Depositor, the Administrator, the Indenture Trustee, and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.


                                 ARTICLE VIII

                         COMPENSATION OF OWNER TRUSTEE

     Section 8.01. Owner Trustee's Fees.

     The Owner Trustee shall receive, as compensation from the Sponsor for its services under this Agreement, fees that have been separately agreed on in a fee agreement between the Sponsor and the Owner Trustee.

     Section 8.02. Reimbursement and Indemnification.

     (a) The Owner Trustee shall be entitled to be reimbursed for its reasonable expenses (including reasonable attorneys' fees) incurred in the performance of its duties as Owner Trustee hereunder, first, out of amounts on deposit in the Collection Account prior to payments on the Transferor Certificates, second, to the extent not paid pursuant to clause first within 60 days of first being incurred, by the Transferor and third, to the extent not paid pursuant to clause first and second within 60 days of first being incurred, by Countrywide Home Loans, Inc., except, in both cases, to the extent that such expenses arise out of or result from (i) the Owner Trustee's own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section
7.03 of this Agreement, (iii) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Transaction Document, or (iv) the Owner Trustee's failure to use reasonable care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.

     (b) The Owner Trustee is hereby indemnified and held harmless from and against any and all liabilities, obligations, indemnity obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, judgments, out-of-pocket costs, expenses and disbursements (including legal and consultants' fees and expenses) and taxes of any kind and nature whatsoever (collectively, the "Liabilities") which may be imposed on, incurred by or asserted at any time against it in any way relating to or arising out of the Trust Estate, any of the properties included therein, the administration of the Trust Estate or any action or inaction of the Owner Trustee hereunder or under the Transaction Documents, except to the extent that such Liabilities arise out of or result from (i) the Owner Trustee's own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section 7.03 of this Agreement, (iii) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Agreement or any other Transaction Document, or (iv) the Owner Trustee's failure to use reasonable care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof. Any amounts payable to the Owner Trustee on account of the indemnities set forth in this Section 8.02 shall be payable, first, out of amounts on deposit in the Collection Account prior to payments on the Transferor Certificates, second, to the extent not paid pursuant to clause first within 60 days of first being incurred, by the Transferor and third, to the extent not paid pursuant to clause first and second within 60 days of first being incurred, by Countrywide Home Loans, Inc. The indemnities contained in this Section 8.02 shall survive the termination of this Agreement and the removal or resignation of the Owner Trustee hereunder.

     Losses, claims, damages, liabilities, and expenses in any way attributable to defaults on the Mortgage Loans are excluded from the coverage of the provisions of this Section.

     Section 8.03. Payments to Owner Trustee.

     Any amounts paid to the Owner Trustee pursuant to this Article shall not be a part of the Assets immediately after their payment. All amounts then due to the Owner Trustee from the Trust, the Depositor, or the Master Servicer under any Transaction Document shall be paid in full before any payments to the Depositor or any holder of a Transferor Certificate.


                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT

     Section 9.01. Termination of Trust Agreement.

     (a) The Trust shall dissolve when the Trust has made the final distribution of all moneys or other property or proceeds of all Assets in accordance with the terms of the Transaction Documents, and Article V. The bankruptcy, liquidation, or dissolution of any Certificateholder shall not (x) terminate this Agreement or the Trust, (y) entitle that Certificateholder's legal representatives to obtain an accounting or to take any action in any court for a partition or winding up of any part of the Trust or the Assets, or
(z) otherwise affect the rights and obligations of the parties to this Agreement.

     (b) Except as provided in Section 9.01(a), neither the Depositor nor the Certificateholders may dissolve, revoke, or terminate the Trust.

     (c) On the winding up of the Trust and payment of all liabilities of the Trust in accordance with Section 3808 of the Statutory Trust Statute, the Owner Trustee shall cancel the Certificate of Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the provisions of the Statutory Trust Statute. The Owner Trustee may rely on the directions of the Administrator with respect to winding up the Trust. Thereupon, this Trust Agreement (other than Article
VIII) and the Trust shall terminate.


                                   ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     Section 10.01. Resignation or Removal of Owner Trustee.

     The Owner Trustee may at any time resign and be discharged from the trusts created by this Trust Agreement by giving written notice of resignation to the Administrator, and the Depositor. When it receives a notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee in writing delivered to the resigning Owner Trustee and to the successor Owner Trustee. If no successor Owner Trustee has been so appointed and assumed trusteeship within thirty days after the notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     The Administrator may remove the Owner Trustee if at any time the Owner Trustee is legally unable to act, or an Insolvency Event occurs with respect to the Owner Trustee. If the Administrator removes the Owner Trustee under the authority of the preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee in writing delivered to the outgoing Owner Trustee and to the successor Owner Trustee, and shall pay all fees and expenses owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.02 and payment of all fees and expenses of the outgoing Owner Trustee. The Administrator shall provide notice of any resignation or removal of the Owner Trustee to each of the Rating Agencies, the Depositor, and the Credit Enhancer.

     Section 10.02. Successor Owner Trustee.

     Any successor Owner Trustee appointed pursuant to Section 10.01 shall execute and deliver to the Administrator, the Depositor, and to the predecessor Owner Trustee an instrument accepting appointment as trustee under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective. The successor Owner Trustee shall become fully vested with all the rights and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee without any further act, deed, or conveyance. The predecessor Owner Trustee shall promptly deliver to the successor Owner Trustee all documents, statements, and monies held by it under this Agreement. The Administrator and the predecessor Owner Trustee shall execute and deliver any instruments and do anything else for fully and certainly vesting and confirming in the successor Owner Trustee all rights and obligations under this Agreement.

     When a successor Owner Trustee accepts its appointment pursuant to this Section, the Administrator shall mail notice of the change in trustee to the Certificateholders, the Depositor, the Indenture Trustee, the Noteholders, the Credit Enhancer, and the Rating Agencies. If the Administrator fails to mail that notice within ten days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall mail that notice at the expense of the Administrator.

     The successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business in the State of Delaware of the successor Owner Trustee.

     Section 10.03. Merger or Consolidation of Owner Trustee.

     Any person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion, or consolidation to which the Owner Trustee is a party, or any person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee under this Trust Agreement without the execution or filing of any instrument or any further act on the part of any of the parties to this Trust Agreement, anything to the contrary notwithstanding. The Owner Trustee shall mail notice of the merger or consolidation or other action to each Rating Agency and the Credit Enhancer.

     Section 10.04. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Assets may at any time be located, the Administrator and the Owner Trustee acting jointly shall execute and deliver all instruments to appoint persons approved by the Administrator, and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee, of all or any part of the Assets, and to vest in that person, in that capacity, such title to the Assets or any part thereof and, subject to the other provisions of this Section, such rights and obligations as the Administrator and the Owner Trustee consider appropriate. If the Administrator has not joined in the appointment within fifteen days after the receipt by it of a request so to do, the Owner Trustee alone may make the appointment. No notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.02.

     Each separate trustee and co-trustee shall be appointed and act subject to the following provisions and conditions:

     (a) All rights and obligations conferred or imposed on the Owner Trustee shall be conferred on and exercised or performed by the Owner Trustee and the separate trustee or co-trustee jointly (the separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in the act), except to the extent that under applicable law the Owner

Trustee is incompetent or unqualified to perform the acts, in which case those rights and obligations (including the holding of title to the Assets or any portion of them in that jurisdiction) shall be exercised and performed singly by the separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

     (b) No trustee under this Agreement shall be personally liable for any act or omission of any other trustee under this Agreement; and

     (c) The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request, or other writing given to the Owner Trustee shall be considered to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided in the instrument of appointment. Each instrument of appointment shall be filed with the Owner Trustee and a copy of it given to the Administrator.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign, or be removed, all of its estates, properties, rights, and obligations shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.


                                  ARTICLE XI

                                 MISCELLANEOUS

     Section 11.01. Supplements and Amendments.

     (a) This Trust Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected Certificateholder and the Credit Enhancer, but only if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder.

     Promptly after the execution of any amendment or consent, the Owner Trustee shall furnish a copy of the amendment or consent to the Certificateholders, the Credit Enhancer, the Indenture Trustee, and each Rating Agency.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause its filing with the Secretary of State of the State of Delaware.

     The Owner Trustee may, but shall not be obligated to, enter into any amendment that affects the Owner Trustee's own rights or obligations under this Agreement or otherwise.

     In connection with the execution of any amendment to this Trust Agreement, the Certificate of Trust, or any amendment of any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that the amendment is authorized or permitted by this Trust Agreement and the Transaction Documents.

     (b) Notwithstanding anything to the contrary in this Trust Agreement, before the issuance of the Notes the Certificateholders may amend this Trust Agreement without the consent of any other party. Promptly after the execution of any amendment pursuant to this paragraph, the Certificateholders shall furnish a copy of the amendment to the Owner Trustee and the Credit Enhancer.

     Section 11.02. Limitations on Rights of Others.

     The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator, and, to the extent expressly provided in this Trust Agreement, the Indenture Trustee, the Credit Enhancer and the Noteholders, and nothing in this Trust Agreement, whether express or implied, shall be construed to give to any other person any legal or equitable interest in the Assets or under this Trust Agreement.

     Section 11.03. Notices.

     (a) All notices shall be in writing and shall be considered given upon receipt by the intended recipient,

     if to the Owner Trustee, addressed to the Corporate Trust Office;

     if to the Depositor, addressed to

          CWABS, Inc.,
          c/o Wilmington Trust Company,
          Rodney Square North,
          1100 North Market Street,
          Wilmington, DE 19890,
          Attention: Corporate Trust Administration, telephone number (302) 651-1000, facsimile number (302) 651-8882;

     if to the Credit Enhancer, addressed to

          Ambac Assurance Corporation,
          One State Street Plaza,
          New York, NY 10004,
          telephone number (212) 208-3394,
          facsimile number (212) 363-1459;

or, as to each party, at any other address designated by it in a written notice to each other party.

     (b) Any notice required or permitted to be given to the Certificateholders shall be given by first-class mail, postage prepaid, at the addresses of the Certificateholders. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives the notice.

     Section 11.04. Severability.

     Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions hereof, and that prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable the provision in any other jurisdiction.

     Section 11.05. Separate Counterparts.

     This Trust Agreement may be executed by the parties to this Trust Agreement in separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute but one instrument.

     Section 11.06. Successors and Assigns.

     All covenants and agreements contained in this Trust Agreement shall be binding on, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors, and each Certificateholder and any of its successors, all as provided in this Trust Agreement. Any request, notice, direction, consent, waiver or other instrument or action by any Certificateholder shall bind its successors.

     Section 11.07. Nonpetition Covenant.

     Notwithstanding any prior termination of this Agreement, the Depositor and the Owner Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Transferor Certificate, agree that they shall not, before the date that is one year and one day after the termination of the Agreement, file or participate in the filing of any petition against the Trust that could cause the Trust to incur an Insolvency Event. Nothing in this Trust Agreement shall prohibit the Owner Trustee from participating in or filing proofs of claim in any such proceeding instituted by any other person.

     Section 11.08. No Recourse.

     Each Certificateholder by accepting a Transferor Certificate acknowledges that the Transferor Certificate represents the beneficial interest in the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, or any Affiliate of any of them and no recourse may be had against those parties or their assets, except as may be expressly stated or contemplated in this Agreement, the other Transaction Documents, or the Transferor Certificates.

     Section 11.09. Headings.

     The headings of the various Articles and Sections in this Trust Agreement are for convenience of reference only and shall not define or limit any of the provisions of this Trust Agreement.

     Section 11.10. GOVERNING LAW.

     THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

     Section 11.11. Rule 144A Information.

     As long as any of the securities of this Trust are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Administrator on behalf of the Trust shall provide to any Noteholder or Certificateholder and to any prospective purchaser from any of them designated by any of them on the request of the Noteholder, Certificateholder, or prospective purchaser, any information required to be provided the holder or prospective purchaser to satisfy the conditions of Rule 144A(d)(4) under the Securities Act.

     Section 11.12. Third-Party Beneficiary.

     The Credit Enhancer is a third-party beneficiary of this Trust Agreement and is entitled to the rights and benefits given to it under this Trust Agreement as if it were a party to this Trust Agreement.

     IN WITNESS WHEREOF, the parties to this Trust Agreement have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                      CWABS, INC.
                                         Depositor



                                      By: /s/ Leon Daniels, Jr.
                                          ---------------------
                                       Name: Leon Daniels, Jr.
                                       Title: Vice President



                                      WILMINGTON TRUST COMPANY



                                     By: /s/ Patricia A. Evans
                                         ---------------------
                                      Name: Patricia A. Evans
                                      Title: Assistant Vice President


                                      COUNTRYWIDE HOME LOANS, INC.
                                         Master Servicer
                                         With respect to Article VIII only



                                      By: /s/ Leon Daniels, Jr.
                                          ---------------------
                                       Name: Leon Daniels, Jr.
                                       Title: Senior Vice President

                                                                     EXHIBIT A

                        FORM OF CERTIFICATE OF TRUST OF
             CWABS REVOLVING HOME EQUITY LOAN TRUST, SERIES 2004-N


     This Certificate of Trust of CWABS Revolving Home Equity Loan Trust, Series 2004-N (the "Trust"), dated September 24, 2004, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

     1. Name. The name of the statutory trust formed hereby is CWABS Revolving Home Equity Loan Trust, Series 2004-N.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company,
[________________], [_________], Delaware _____, Attention:
[________________].

     3. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                     WILMINGTON TRUST COMPANY,
Address:                             not in its individual capacity,
Rodney Square North                  but solely as owner trustee
1100 North Market Street
Wilmington, DE 19890
Attention: Corporate Trust
Administration
                                     By: ____________________________
                                     Name:
                                     Title:

                                                                     EXHIBIT B

                        FORM OF TRANSFEROR CERTIFICATE

This certificate has not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be resold or transferred unless it is registered pursuant to the Securities Act of 1933 and the securities laws of any state or is sold or transferred in transactions that are exempt from registration under the Securities Act of 1933 and under applicable state law and is transferred in accordance with
Section 3.10 of the Trust Agreement related to CWABS Revolving Home Equity Loan Trust, Series 2004-N. Neither this certificate nor any interest in it may be transferred unless the transferee delivers to the trustee either a representation letter to the effect that the transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, a plan subject to Section 4975 of the Code, as amended, or a person acting on behalf of or using the assets of any such plan; or an opinion of counsel in accordance with Section 3.10(c) of the Trust Agreement related to CWABS Revolving Home Equity Loan Trust, Series 2004-N. Notwithstanding anything else to the contrary herein, any purported transfer of this certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the trustee as described above shall be void.

Date of Trust Agreement               :  [______], 2004
Cut-off Date                          :  [______], 2004
Percentage Interest                   :  100%
Certificate No.                       :  [_______]
First Distribution Date               :

        REVOLVING HOME EQUITY LOAN ASSET BACKED TRANSFEROR CERTIFICATE
             CWABS REVOLVING HOME EQUITY LOAN TRUST, SERIES 2004-N
                            Transferor Certificate

          evidencing a percentage interest in the distributions allocable to the Transferor Certificates evidencing an undivided interest in a trust consisting primarily of a pool of adjustable rate home equity revolving credit line mortgage loans sold by

                                  CWABS, INC.


     This Certificate does not represent an obligation of or interest in CWABS, Inc. (the "Depositor"), Countrywide Home Loans, Inc., or the Owner Trustee or any of their affiliates. Neither this Certificate nor the underlying Assets are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that [____________________________] is the registered owner of the Percentage Interest evidenced by this Certificate in the entire interest in the CWABS Revolving Home Equity Loan Trust, Series 2004-N (the "Trust"), consisting primarily of a pool of mortgage loans (the "Mortgage Loans") transferred by the Depositor and serviced by Countrywide Home Loans, Inc. (in that capacity, the "Master Servicer"). The Trust was formed pursuant to the Trust Agreement, dated as of September 24, 2004 (the "Agreement"), between the Depositor and Wilmington Trust Company, as trustee (the "Owner Trustee"), a summary of some of the pertinent provisions of which follows. Capitalized terms used in this Certificate without definition have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the Agreement. The Holder of this Certificate by virtue of the acceptance of it agrees to be bound by the Agreement.

     This Certificate is one of the Transferor Certificates from a duly authorized issue of Certificates designated as Revolving Home Equity Loan Asset Backed Transferor Certificates, Series 2004-N, representing, to the extent specified in the Agreement, an undivided interest in:

          (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances) and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

          (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

          (iii) the Depositor's rights under the Purchase Agreement;


          (iv) the Depositor's rights under the hazard insurance policies covering Mortgaged Properties; and

          (v) certain other property described in the Agreement (collectively, the "Assets"). A first priority security interest in all the Assets has been granted to the Indenture Trustee under the Indenture.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds available under the Agreement for payment of this Certificate and that the Owner Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights, and limitations of rights and obligations evidenced by this Certificate, and the rights and obligations of the Owner Trustee.

     The Agreement may be amended in any way by the Depositor and the Owner Trustee, with the consent of any affected Certificateholder if the Rating Agency Condition is satisfied and the amendment would not cause any adverse tax event for any Noteholder.

     No transfer of this Certificate shall be made unless the transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act") and any applicable state securities laws or is made in accordance with the Act and those laws. In connection with any transfer of this Certificate, the Owner Trustee will require either:

          (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Owner Trustee certifying to the Owner Trustee the facts surrounding the transfer, which investment letter shall not be an expense of the Owner Trustee or

          (ii) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Owner Trustee and the Depositor that the transfer may be made pursuant to an exemption from the Act, describing the applicable exemption and its basis, or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Owner Trustee or the Depositor.

In connection with any transfer of this Certificate, the holder transferring this Certificate shall indemnify the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with any federal and state laws.

     Neither this Certificate nor any legal or beneficial interest in it may be, directly or indirectly, purchased, transferred, sold, pledged, assigned, or otherwise disposed of, and any proposed transferee of this Certificate shall not become its registered Holder, unless the conditions in Section 4.05 of the Agreement are satisfied.

     No service charge shall be made for the registration of transfer or exchange of this Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of this Certificate.

     The Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent will treat the person in whose name this Certificate is registered in the Certificate Register as its owner for the purpose of receiving distributions pursuant to Section 5.02 of the Trust Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, and any Certificate Paying Agent shall be bound by any notice to the contrary.

     The obligations created by the Agreement will terminate and this Certificate will be retired and the Trust will be dissolved when the final distribution from the Assets is made resulting in the Trust having no further Assets. The Transferor may effect the transfer of all the Mortgage Loans at their termination purchase price on any Distribution Date from the Distribution Date immediately before which the aggregate Note Principal Balance is less than or equal to 10% of the Original Note Principal Balance. This transfer will result in the termination of the Agreement and the dissolution of the Trust.

     Unless the certificate of authentication on this Certificate has been executed by the Indenture Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

Dated: [______], 2004


                                 WILMINGTON TRUST COMPANY
                                   not in its individual capacity but solely as Owner Trustee on behalf of the Trust



                                 By: ____________________________


Certificate of Authentication:
This is one of the Transferor Certificates referenced in the within-mentioned Agreement.

JPMORGAN CHASE BANK



By:__________________________
   Authorized Officer

                                                                     EXHIBIT C

                     FORM OF TRANSFEROR INVESTMENT LETTER
                          FOR TRANSFEROR CERTIFICATES

                                                   Date:

CWABS, Inc.
    as Depositor
4500 Park Granada
Calabasas, California 91302
    Attention: ________________

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration

          Re:  CWABS Revolving Home Equity Loan Trust, Series
               2004-N Revolving Home Equity Loan Asset Backed
               Securities, Series 2004-N Transferor Certificates

Ladies and Gentlemen:

     This letter is delivered to you in connection with the sale by _____________ (the "Transferor") to ______________________ (the "Transferee")
of the Certificates representing a ____% Percentage Interest (the "Transferred Certificates"). All capitalized terms used in this certificate without definition have the meanings given to them in the Trust Agreement, dated as of September 24, 2004, between CWABS, Inc., as depositor, and Wilmington Trust Company, as owner trustee. The Transferor hereby certifies, represents, and warrants to you that:

     1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer them free from any claims and encumbrances whatsoever.

     2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold, or otherwise disposed of any Certificate, any interest in any Certificate, or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge, or other disposition of any Certificate, any interest in any Certificate, or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by general advertising or in any other manner, or (e) taken any other action that (in the case of any of the acts described in clauses (a) through (e) of this paragraph) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.

     3. The Transferor and any person acting on behalf of the Transferor in this matter reasonably believe that the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act (a "Qualified Institutional Buyer") purchasing for its own account or for the account of a Qualified Institutional Buyer. In determining whether the Transferee is a Qualified Institutional Buyer, the Transferor and any person acting on behalf of the Transferor in this matter have relied on the following to establish the Transferee's ownership and discretionary investments of securities (check one or more):

     | | The Transferee's most recent publicly available financial statements, which statements present the information as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

     | | The most recent publicly available information appearing in documents filed by the Transferee with the Securities and Exchange Commission or another United States federal, state, or local governmental agency or self-regulatory organization, or with a foreign governmental agency or self-regulatory organization, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

     | | The most recent publicly available information appearing in a recognized securities manual, which information is as of a date within 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. purchaser and within 18 months preceding such date of sale for a foreign purchaser; or

     | | A certification by the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the Transferee, specifying the amount of securities owned and invested on a discretionary basis by the Transferee as of a specific date on or since the close of the Transferee's most recent fiscal year, or, in the case of a Transferee that is a member of a "family of investment companies," as that term is defined in Rule 144A, a certification by an executive officer of the investment adviser specifying the amount of securities owned by the "family of investment companies" as of a specific date on or since the close of the Transferee's most recent fiscal year.

     4. The Transferor and any person acting on behalf of the Transferor understand that in determining the aggregate amount of securities owned and invested on a discretionary basis by an entity for purposes of establishing whether such entity is a Qualified Institutional Buyer:

o the following instruments and interests shall be excluded: securities of issuers that are affiliated with the Transferee; securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer; securities of issuers that are part of the Transferee's "family of investment companies," if the Transferee is a registered investment company; bank deposit notes and certificates of deposit; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency, interest rate, and commodity swaps;

o the aggregate value of the securities shall be the cost of such securities, except where the entity reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities may be valued at market;

o securities owned by subsidiaries of the entity that are consolidated with the entity in its financial statements prepared in accordance with generally accepted accounting principles may be included if the investments of such subsidiaries are managed under the direction of the entity, except that, unless the entity is a reporting company under
     Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, securities owned by such subsidiaries may not be included if the entity itself is a majority-owned subsidiary that would be included in the consolidated financial statements of another enterprise.

     5. The Transferor or a person acting on its behalf has taken reasonable steps to ensure that the Transferee is aware that the Transferor is relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

     6. The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Certificates and payments on them, (b) the nature and performance of the Mortgage Loans, and (c) the Indenture, the Agreement, and the Trust Estate, that the Transferee has requested.

                                      Very truly yours,

                                      ----------------------------------
                                      (Transferor)

                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                     FORM OF TRANSFEREE INVESTMENT LETTER
                          FOR TRANSFEROR CERTIFICATES

                                                   Date:

CWABS, Inc.
    as Depositor
4500 Park Granada
Calabasas, California 91302
    Attention: ________________

Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attention: Corporate Trust Administration

     Re:  CWABS Revolving Home Equity Loan Trust, Series
          2004-N, Revolving Home Equity Loan Asset Backed
          Securities, Series 2004-N Transferor Certificates

Ladies and Gentlemen:

     _______________________ (the "Transferee") intends to purchase from
______________________ (the "Transferor") Certificates representing a ___% percentage interest in the entire interest in the Certificates (the "Transferred Certificates"). The Certificates, including the Transferred Certificates, were issued pursuant to the Agreement. All capitalized terms used in this certificate without definition have the meanings given to them in the Trust Agreement, dated as of September 24, 2004, between CWABS, Inc., as depositor, and Wilmington Trust Company, as owner trustee. The Transferee hereby certifies, represents, and warrants that:

                         1. The Transferee is a "qualified institutional
                    buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Certificates is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that the Transferred Certificates may be resold, pledged, or transferred only


                                    B-2-1
                    to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge, or transfer is being made in reliance on Rule 144A.

                         2. The Transferee has been furnished with all
                    information regarding (a) the Transferred Certificates and payments on them, (b) the nature and performance of the Mortgage Loans, (c) the Indenture, (d) the Agreement, and
                    (e) any credit enhancement mechanism associated with the Transferred Certificates, that it has requested.

                         3. The Transferee represents that it is not an
                    employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor is it acting on behalf of or investing plan assets of any such employee benefit plan.

                         4. The Transferee agrees to be bound by the
                    Agreement.

                                      Very truly yours,


                                      ----------------------------------
                                      (Transferee)


                                      ----------------------------------
                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------


                                    B-2-2

                                                          ANNEX 1 TO EXHIBIT C


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [for Transferees other than Registered Investment Companies]


     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the Certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned or invested on a discretionary basis $________________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year and
     (ii) the Transferee satisfies the criteria in the category marked below.

     | | Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association, or similar institution), Massachusetts or similar statutory trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

     | | Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory, or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached, as of a date not more than 16 months preceding the date of sale of the Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

     | | Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association, or similar institution that is supervised and examined by a state or federal authority having supervision over those institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached, as of a date not more than 16 months preceding the date of sale of the Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

     | |  Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     | | Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and that is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory, or the District of Columbia.

     | | Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

3. Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this
     Annex 1.)
                 --------------------------
     -------------------------------------------------------------
     -------------------------------------------------------------
     ------------------------------------------------------------- The term
     "securities" does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement, and (vii) currency, interest rate, and commodity swaps. For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4. For purposes of determining the aggregate amount of securities owned or invested on a discretionary basis by the Transferee, the Transferee used the cost of the securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining the aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if the subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of the subsidiaries are managed under the

     Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

       | |    | |     Will the Transferee be purchasing the Transferred Owner
       Yes    No      Trust Certificates only for the Transferee's own account?

6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, the account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of the third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until that notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of the purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of the purchase, promptly after they become available.

                                      ------------------------------------
                                      Print Name of Transferee


                                      By:
                                         ---------------------------------
                                      Name:
                                      ------------------------------------
                                      Title:
                                      -------------------------------Date:

                                                          ANNEX 2 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees that are Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the Certificates being transferred (the "Transferred Certificates") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies, is an executive officer of the investment adviser (the "Adviser").

2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of the securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of the entity were valued at market.

     | | The Transferee owned or invested on a discretionary basis $_____________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year.

     | | The Transferee is part of a "Family of Investment Companies" that owned in the aggregate $________________ in securities (other than the excluded securities referred to below and otherwise calculated in accordance with Rule 144A) as of the end of the Transferee's most recent fiscal year.

3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     | |  | |      Will the Transferee be purchasing the Transferred
     Yes  No       Certificates only for the Transferee's own account?

6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, the account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of the third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until that notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of the purchase.



                                      -------------------------
                                      Print Name of Transferee or Adviser

                                      By:
                                         ---------------------------
                                      Name:
                                           -------------------------
                                      Title:                        IF AN
                                            ------------------------
                                      ADVISER:


                                      ------------------------------
                                      Print Name of Transferee


                        Date:
                             -----------------------

                                  ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

-------------------------------------------

-------------------------------------------

-------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of the Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Issuer to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver the Certificate to the following address:

-------------------------------------------.
Dated: _______________

                            -------------------------------------------
                              Signature by or on behalf of assignor




                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to:

------------------------------------

------------------------------------,

------------------------------------,

for the account of____________________________ , account number _____________, or, if mailed by check, to_________________________ . Applicable statements should be mailed to_____________________________ ,___________________________
information is provided by____________________________________ , the assignee named above, or____________________________________ , as its agent.